Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                         39
Due Period                                             01-Dec-98
Distribution Date                                      14-Jan-99
Payment Date                                           15-Jan-99

*** Trust Portfolio Summary ***

Annualized Cash Yield                                     18.44%
Annualized Gross Losses                                   -9.00%
Annualized Portfolio Yield                                 9.44%


Contractual Delinquency Status of Credit
Lines:    (Principal / Principal)
                           30 -   59 days  ($)      205909264.44
                            30 -   59 days (%)             4.91%
                            60 -   89 days ($)       79369653.42
                            60 -   89 days (%)             1.89%
                             90 - 119 days ($)       48401843.01
                             90 - 119 days (%)             1.15%
                            120 - 149 days ($)        39492873.7
                            120 - 149 days (%)             0.94%
                            150 - 179 days ($)       39217232.75
                            150 - 179 days (%)             0.94%
                            180 - 209 days ($)       37373859.34
                            180 - 209 days (%)             0.89%
                            210 - 239 days ($)       33991604.27
                            210 - 239 days (%)             0.81%
                            240 - 269 days ($)       33156404.08
                            240 - 269 days (%)             0.79%
                            270 - 299 days ($)        33479550.4
                            270 - 299 days (%)             0.80%
                                300+ days  ($)        7547953.85
                                 300+ days (%)             0.18%


Additional Balances on Existing Credit Lines       59,513,951.21
(draws - principal only)
Principal Collections                             120,434,397.45
Defaulted Receivables                              32,144,168.14
Finance Charge  & Administrative Collections       64,063,680.06
Recoveries                                          1,782,117.00


Average Principal Balance                       4,284,172,477.35
Personal Homeowner Lines as % of Total                    27.02%
Principal



Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:                                   34
Distribution Date:                                     14-Jan-99
Payment Date:                                          15-Jan-99
Collection Period Beginning:                           01-Dec-98
Collection Period Ending:                              31-Dec-98
Note and Certificate Accrual Beginning:                15-Dec-98
Note and Certificate Accrual Ending:                   15-Jan-99

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation                 9.52%
Invested Amount
OC Balance as % of Ending Participation                    9.52%
Invested Amount
OC Balance as % of Ending Participation                    9.92%
Invested Amount (3 month average)
Does Early Amortization Start Based on                       ---
OC/Part. Invstd. Amt. Test
Is the MAP Over?                                            0.00
Is this the Early Amortization Period?                      0.00

Interest Allocation Percentage Calculation:
Numerator                                         419,635,994.97
Denominator - Component (x) - Aggregate         4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         4,217,739,603.02
Numerators
Applicable Interest Allocation Percentage                  9.80%

Principal Allocation Percentage Calculation:
Numerator                                         419,635,994.97
Denominator - Component (x) - Aggregate         4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         4,227,283,806.94
Numerators
Applicable Principal Allocation Percentage                 9.80%

Default Allocation Percentage Calculation:
Numerator                                         419,635,994.97
Denominator - Component (x) - Aggregate         4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate         4,217,739,603.02
Numerators
Default Allocation Percentage (Floating                    9.80%
Allocation Percentage)

Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount               7,553,447.91
Series Participation Interest Default Amount        3,148,531.03
(Sec. 4.11 (a)(iii))
Excess of (i) 1.8% of Part. Inv. Amt.  over         4,404,916.88
(ii) Series Part. Interest Default Amount
Minimum Principal Amount                            4,404,916.88

Investor Principal Collections                      5,967,176.21
Investor Finance Charge and Admin. Collections      6,449,615.82
(4.11a)
Investor Allocated Defaulted Amounts                3,148,531.03

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal          419,635,994.97
Balance
Beginning Participation Invested Amount           419,635,994.97
Ending Participation Unpaid Principal Balance     410,520,287.73
Ending Participation Invested Amount              410,520,287.73

Beginning Participation Unpaid Principal            2,258,457.61
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts         1,943,322.19
Due Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 25bps per              87,424.17
annum
Participation Interest Distribution Amount          2,258,457.61

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin. Collections      6,449,615.82
(4.11a)
Servicing Fee if HFC is not the Servicer (Sec.              0.00
4.11 (a)(i)
Series Participation Interest  Monthly              2,258,457.61
Interest (Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount        3,148,531.03
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest                    0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec.            699,393.32
4.11 (a)(v))
Excess (Sec. 4.11 (a)(vi))                            343,233.85

Reconciliation Check                                        0.00

Series Participation Interest Monthly               9,115,707.24
Principal

Beginning Unreimbursed Participation Interest               0.00
Charge-Offs
Series Participation Interest Charge-Offs                   0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest                    0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                  0.00
Charge-Offs

Available Investor Principal Collections            9,115,707.24
Participation Interest Distribution Amount          2,258,457.61
Series Participation Interest Charge-Offs                   0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts         1,943,322.19
Due Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                       315,135.42
Beginning Net Charge-Offs                                   0.00
Reversals                                                   0.00

+Available Investor Principal Collections           9,115,707.24
+Series Participation Interest Charge Offs                  0.00
+ Lesser of Excess Interest and Carryover                   0.00
Charge Offs

Optimum Monthly Principal                           9,115,707.24
Are the Notes Retired ?                                     0.00
Accelerated Principal Payment                          87,424.17

Beginning Class A Security Balance                218,121,110.65
Beginning Class B Security Balance                136,244,640.00
Beginning Certificate  Security Balance            25,315,218.06
Beginning Overcollateralization Amount plus        40,042,450.43
APP
Beginning Class A Adjusted Balance                218,121,110.65
Beginning Class B Adjusted Balance                136,244,640.00
Beginning Certficate  Adjusted Balance             25,315,218.06
Beginning Overcollateralization Amount plus        40,042,450.43
APP
Class A Balance After Payment pursuant to         213,470,549.62
clause (iv)
Class B Balance After Payment pursuant to         136,244,640.00
clause (v)
Certificate Balance After Payment pursuant to      21,805,670.78
clause (vi)
Class B Minimum Adjusted Principal Balance         49,000,000.00
Certificate Minimum Adjusted Principal Balance      4,900,000.00
Minimum Overcollateralization Amount               13,300,000.00
Certificate Minimum Balance Target                 12,440,406.80
Scheduled Certificate Payment to Certificate       12,874,811.27
Minimum Balance Target
Class A Targeted Balance                          213,470,549.62
Class B Targeted Balance                          143,682,100.71
Certificate Targeted Balance                       21,805,670.78
Class A:  Payment Required to get to Target         4,650,561.03
Class B:  Payment Required to get to Target or              0.00
Minimum Adjusted Balance
Certificate:  Payment Required to get to            3,509,547.29
Target or Minimum Adjusted Balance
OC:  Payment to get to Minimum                     26,742,450.43
Overcollateralization Amount

Section 3.05 Payment of Principal and                       0.00
Interest;  Defaulted Interest

Pay Certificate Yield in step (i) (1= Yes)                  1.00
Remittances on the Participation                   11,374,164.85

Interest and Yield
(i)     Pay Class A Interest Distribution           1,081,029.85
(Sec. 3.05 (i)(a))
(ii)    Pay Class B Interest Distribution             719,824.22
(Sec. 3.05 (i)(b))
(iii)   Pay Certificates the Certificate Yield        142,468.12
(Sec. 3.05 (i)(c))

Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Principal            4,650,561.03
Balance (Sec. 3.05 (ii)(a))
(v)    Pay Class B to Targeted Principal                    0.00
Balance (Sec. 3.05 (ii)(b))

ONLY Pay Certificate Interest if not paid                   0.00
pursuant to (Sec. 3.05 (i)(c))

Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted Principal        3,509,547.29
Balance (Sec. 3.05 (iii))
(vii)  Pay OC Remaining Optimal Monthly               955,598.93
Principal Amount (Sec. 3.05 (iv)(d))

Principal up to the Accelerated Principal
Payment Amount
(viii) (a  )  Pay Class A to Targeted                       0.00
Principal Balance (Sec. 3.05 (v)(a))
(viii) (b  )  Pay Class B to Targeted                       0.00
Principal Balance (Sec. 3.05 (v)(b))
(viii) (c  )  Pay Class A to zero (Sec. 3.05           87,424.17
(v)(c))
(viii) (d  )  Pay Class B to zero (Sec. 3.05                0.00
(v)(d))

Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))              0.00
(xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))              0.00
(xiii) Pay Certificates, st.Certificate Min.                0.00
Bal. Target (Sec. 3.05 (vi)(c))
(ix)   Pay OC Remaining Optimum Monthly                     0.00
Principal (Sec. 3.05 (vi)(d))

Remaining Amounts to Issuer (Sec. 3.05 (vii))         227,711.25

Total Reconciliation Check                                  0.00
(should equal $0.00)
Accelerated Principal Reconciliation                        0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                    0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A Note Security Balance          $218,121,110.65
Beginning Class B Note Security Balance          $136,244,640.00
Beginning Certificate Security Balance            $25,315,218.06
Beginning Overcollateralization Amount            $39,955,026.26
Beginning Class A Adjusted Balance               $218,121,110.65
Beginning Class B Adjusted Balance               $136,244,640.00
Beginning Certficate  Adjusted Balance            $25,315,218.06
Beginning Overcollateralization Amount            $39,955,026.26
Ending Class A Note Security Balance             $213,383,125.46
Ending Class B Note Security Balance             $136,244,640.00
Ending Certificate Security Balance               $21,805,670.78
Ending Overcollateralization Amount               $39,086,851.50
Ending Class A Adjusted Balance                  $213,383,125.46
Ending Class B Adjusted Balance                  $136,244,640.00
Ending Certficate  Adjusted Balance               $21,805,670.78
Ending Overcollateralization Amount               $39,086,851.50
Class A Note Rate Capped at 13%                        5.755470%
Class B Note Rate Capped at 15%                        6.135470%
Certificate Rate Capped at 16%                         6.535470%
Class A Interest Due                               $1,081,029.85
Class B Interest Due                                 $719,824.22
Certificate Yield  Due                               $142,468.12
Class A Interest Paid                              $1,081,029.85
Class B Interest Paid                                $719,824.22
Certificate Yield Paid                               $142,468.12
Class A Unpaid Interest                                    $0.00
Class B Unpaid Interest                                    $0.00
Certificate Unpaid Yield                                   $0.00
Class A Principal Paid                             $4,737,985.19
Class B Principal Paid                                     $0.00
Certificate Principal Paid                         $3,509,547.29
OC Principal Paid                                    $955,598.93
Beginning Class A Net Charge-Off                           $0.00
Beginning Class B Net Charge-Off                           $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A                             $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated            $87,424.17
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A                           $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A Net Charge-Off                              $0.00
Ending Class B Net Charge-Off                              $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Bond Balance Reconciliation    (should equal             ($0.00)
$0.00)

Certificate Balance/Participation Invested               6.0327%
Amount (Beginning of Month)

Designated Certificate / Certificate Security          1.003168%
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month         $253,954.14
Principal Payments in Respect of  Designated          $35,206.65
Certificate (Sec. 3.05 (iii) & (vi)(c))
Designated Certificate  - End of Month               $218,747.49
Interest Payments in Respect of Designated             $1,429.19
Certificate (Sec. 3.05 (i)(c))

Designated Certificateholder Accelerated              $55,026.26
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))         $87,424.17
Payments to Holder of Designated Certificate         $142,450.43
in respect to Acc. Prin. (Sec. 3.05 (iv) &
(vi)(d))
Designated Certificateholder Accelerated                   $0.00
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount      $39,900,000.00
(Beginning of Month)
Payments to Designated Certificates in               $813,148.50
Reduction of Holdback Amount (Sec. 3.05 (iv) &
(vi)(d))
Designated Certificateholder Holdback Amount      $39,086,851.50
(End of Month)

Remaining Payments to Designated Certificates              $0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))        $227,711.25

Monthly Security  Report                                   $0.00
Household Consumer Loan Trust 1996-1                       $0.00

Distribution Date                                      14-Jan-99
Payment Date:                                          15-Jan-99
Collection Period Beginning                            01-Dec-98
Collection Period Ending:                              31-Dec-98
Note and Certificate Accrual Beginning:                15-Dec-98
Note and Certificate Accrual Ending:                   15-Jan-99


Ending Pool Principal Balance                  $4,191,310,005.07
Series 1996-1 Participation Invested Amount      $410,520,287.73
Seller Amount                                     $65,723,355.27
Remittances on the Participation                  $11,374,164.85
Optimum Monthly Principal                          $9,115,707.24
Accelerated Principal Payment                         $87,424.17
Beginning Class A Note Security Balance          $218,121,110.65
Beginning Class B Note Security Balance          $136,244,640.00
Beginning Certificate Security Balance            $25,315,218.06
Beginning Overcollateralization Amount            $39,955,026.26
Beginning Class A Adjusted Balance               $218,121,110.65
Beginning Class B Adjusted Balance               $136,244,640.00
Beginning Certficate  Adjusted Balance            $25,315,218.06
Beginning Overcollateralization Amount            $39,955,026.26
Ending Class A Note Security Balance             $213,383,125.46
Ending Class B Note Security Balance             $136,244,640.00
Ending Certificate Security Balance               $21,805,670.78
Ending Overcollateralization Amount               $39,086,851.50
Ending Class A Adjusted Balance                  $213,383,125.46
Ending Class B Adjusted Balance                  $136,244,640.00
Ending Certificate  Adjusted Balance              $21,805,670.78
Ending Overcollateralization Amount               $39,086,851.50
Class A Note Rate Capped at 13%                        5.755470%
Class B Note Rate Capped at 15%                        6.135470%
Certificate Rate Capped at 16%                         6.535470%
Class A Interest Due                               $1,081,029.85
Class B Interest Due                                 $719,824.22
Certificate Yield  Due                               $142,468.12
Class A Interest Paid                              $1,081,029.85
Class B Interest Paid                                $719,824.22
Certificate Yield Paid                               $142,468.12
Class A Unpaid Interest                                    $0.00
Class B Unpaid Interest                                    $0.00
Cetificate Unpaid Yield                                    $0.00
Class A Principal Paid                             $4,737,985.19
Class B Principal Paid                                     $0.00
Certificate  Principal Paid                        $3,509,547.29
OC Principal Paid                                    $955,598.93
Beginning Class A Net Charge-Off                           $0.00
Beginning Class B Net Charge-Off                           $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A                             $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated            $87,424.17
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A                           $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A Net Charge-Off                              $0.00
Ending Class B Net Charge-Off                              $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Interest paid per $1,000 Class A                        1.693343
Principal paid per $1,000 Class A                       7.421656
Interest paid per $1,000 Class B                        5.283321
Principal paid per $1,000 Class B                       0.000000
Yield Paid per $1,000 Certificate                       5.596783
Principal Paid per $1,000 Certificate                 137.870660
                                                  0.00%

Bloomberg Summary
Household Consumer Loan Trust 1996-1


Due Period                                                Dec-98
Monthly Payment Rate (including charge offs)               3.56%
Monthly Draw Rate                                          1.39%
Monthly Net Payment Rate                                   2.17%
Actual Payment Rate                                        2.17%

Annualized Cash Yield                                     18.44%
Annualized Gross Losses                                    9.00%
Annualized Portfolio Yield                                 9.44%
Weighted Coupon                                            5.94%
Excess Servicing                                           3.50%


Ending Overcollateralization Percentage (3 mo              9.57%
avg)
Trigger Level                                              4.75%
Excess Overcollateralization                               4.82%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                              4.91%
      60-89 days (Del Stat 2)                              1.89%
      90+ days (Del Stat 3+)                               6.51%

Total Participation Balance (ending)              410,520,287.73